UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 20, 2013

(Date of earliest event reported)

Corning Natural Gas Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	16-0397420
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Former independent registered public accounting firm

During the summer of 2013, Corning Natural Gas Corporation (the "Company") requested proposals from various independent registered public accounting firms to serve as the Company's auditor. After reviewing proposals and interviewing candidates, on August 20, 2013, the Audit Committee of the Board of Directors of the Company determined to replace EFP Rotenberg, LLP ("EFP Rotenberg") as the Company's independent registered public accounting firm.

EFP Rotenberg's reports on the Company's consolidated financial statements for each of the fiscal years ended September 30, 2012 and September 30, 2011, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the Company's fiscal years ended September 30, 2012 and September 30, 2011, and through August 20, 2013, there were no disagreements between the Company and EFP Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to EFP Rotenberg's satisfaction, would have caused EFP Rotenberg to make reference to the subject matter of the disagreement(s) in its reports on the Company's financial statement for such years. During the Company's fiscal years ended September 30, 2012 and September 30, 2011, and through August 20, 2013, there were no "reportable events" as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided EFP Rotenberg with a copy of the disclosure contained in this Form8-K and requested that EFP Rotenberg furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether EFP Rotenberg agrees with the contents of this disclosure. A copy of that letter, dated August 22, 2013, is attached as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On August 20, 2013, the Audit Committee of the Company's Board of Directors appointed Freed Maxick CPAs, P.C. ("Freed Maxick") as its new independent public accounting firm, effective immediately, for the fiscal year ending September 30, 2013.

During the Company's fiscal years ended September 30, 2012 and September 30, 2011, and through August 20, 2013, the Company did not consult with Freed Maxick on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where either a written report or oral advice was provided that Freed Maxick concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
16.1	Letter of EFP Rotenberg, LLP addressed to the Securities and Exchange Commission, dated August 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Corporation

By: /s/ Michael I. German

President and Chief Executive Officer

Dated: August 22, 2013

EXHIBIT INDEX
Exhibit No.	Description
16.1	Letter of EFP Rotenberg, LLP addressed to the Securities and Exchange Commission, dated August 22, 2013.